SUPPLEMENT TO THE PROSPECTUS

W&R Target Funds, Inc. - Science and Technology Portfolio

The following information replaces the disclosure regarding management of the Science and Technology Portfolio in the section entitled "The Management of the Portfolios - Portfolio Management:"

     Zachary H. Shafran is primarily responsible for the management of the Science and Technology Portfolio. Mr. Shafran has held his responsibilities for the Science and Technology Portfolio since February 2001. He is Senior Vice President of the Manager. Mr. Shafran has served as the portfolio manager for investment companies managed by the Manager since January 1996, served as an investment analyst with the Manager from June 1990 to January 1996, and has been an employee of the Manager since June 1990.

Please keep this Supplement with your Prospectus for W&R Target Funds, Inc. dated May 1, 2000, as amended October 16, 2000.

This Supplement is dated February 9, 2001.